SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]     Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
         14a-6(e)(2))

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ? 240.14a-11(c) or ? 240.14a-2

         JANUS ASPEN SERIES
         (Name of Registrant as Specified In Its Charter)

         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)    Title of Each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                  ____________________

                                   IMPORTANT

                                PROXY MATERIALS

                           Please cast your vote now.

[TOM BAILEY PICTURE]

                     Janus Aspen Series, Retirement Shares

                     Dear Shareholder:

                     I am writing to let you know that a special meeting of shareholders of Janus Aspen Series, Retirement Shares, will be held July 20, 2000. The purpose of the meeting is to vote on an important proposal regarding the Janus Aspen Series. As a shareholder, you have the opportunity to voice your opinion on this matter. We encourage you to do so, as your vote is very important, regardless of how large or small your holdings may be.

This package contains information regarding this proposal and the materials to use when voting. To assist you in making an informed vote, we've provided a detailed overview of the proposal.

The Trustees of Janus Aspen Series are responsible for protecting your interests as a shareholder. They have determined that the proposal is indeed in the best interest of shareholders and recommend that you vote for it.

PLEASE READ THE ENCLOSED MATERIALS. TO CAST YOUR VOTE, SIMPLY COMPLETE THE ENCLOSED PROXY CARD. WE ASK THAT YOU RETURN YOUR CARD PROMPTLY. BE SURE TO SIGN THE CARD BEFORE MAILING IT IN THE POSTAGE-PAID ENVELOPE.

We have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with the solicitation of proxies. If you don't vote your shares, you may receive a phone call from them.

If you have any questions before you vote, please call 1-800-818-0721. They will be happy to help you get your vote in quickly.

Thank you for your vote, and for taking the time to voice your opinion on this matter.

                               Sincerely,

                               /s/ TOM BAILEY

                               Tom Bailey
                               CEO & Chairman

                                  [JANUS LOGO]
                              JANUS  ASPEN  SERIES
                               RETIREMENT  SHARES
                              100 Fillmore Street
                          Denver, Colorado 80206-4928
                                 www.janus.com

                   Growth Portfolio             Growth and Income Portfolio
             Aggressive Growth Portfolio       International Growth Portfolio
            Capital Appreciation Portfolio       Worldwide Growth Portfolio
                  Balanced Portfolio             Flexible Income Portfolio
               Equity Income Portfolio             Money Market Portfolio

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
--------------------------------------------------------------------------------

               PLEASE READ THE ENCLOSED PROXY STATEMENT. THE FOLLOWING IS A BRIEF OVERVIEW OF THE PROPOSAL WE ARE ASKING SHAREHOLDERS TO VOTE ON. YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

WHAT IS THE PROPOSAL I AM BEING ASKED TO VOTE ON?

               We are asking you to vote on a proposal to reorganize Janus Aspen Series so that the Retirement Shares class of each Portfolio will be "spun off" to form Janus Adviser Series. Janus Adviser Series is very much like Janus Aspen Series. In particular, each Janus Aspen Series Portfolio listed above has a corresponding Fund in Janus Adviser Series with the same investment objectives and strategies. As a result of the reorganization, any shares that you own of the Retirement Shares class of any Janus Aspen Portfolio will become shares of the corresponding Janus Adviser Series Fund. For example, if on the date of the reorganization you own 100 shares of Janus Aspen Growth Portfolio Retirement Shares, then immediately after the reorganization you would instead own 100 shares of Janus Adviser Growth Fund.

WHY IS JANUS SPINNING OFF THE RETIREMENT SHARES?

               We are proposing to spin off the Retirement Share Class to eliminate the current requirement that shares be sold only to certain qualified retirement plans. Without this restriction, we can respond to requests of plan sponsors for a single set of Funds that can be made available to plan sponsors and participants for non-qualified as well as qualified retirement plan assets. In addition, the spin off will allow generally for greater asset growth. As assets grow larger, a Fund can benefit from economies of scale. In the long run, this can mean lower Fund expenses for you.

WILL THE NEW FUNDS BE DIFFERENT FROM MY CURRENT INVESTMENT CHOICES?

               No, as mentioned earlier, each Portfolio of Janus Aspen Series involved in the proposed reorganization will have a corresponding Fund in Janus Adviser Series with exactly the same investment objectives and investment strategies. For example, the Fund corresponding to Janus Aspen Growth Portfolio is Janus Adviser Growth Fund. The Portfolio and the Fund have the same investment objectives and strategies. You should be aware, of course, that Janus Adviser Series will be separate from Janus Aspen Series, so the new Funds' investment performance will not be the same as that of the Janus Aspen Series Portfolios - it could be better or worse.

HOW WILL THE REORGANIZATION AFFECT FEES AND EXPENSES?

               Janus Capital Corporation, the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds to the expense ratio of the corresponding Janus Aspen Series Portfolio as of May 1, 2000. These limitations will stay in place until at least July 31, 2003.

               In addition, Janus Capital Corporation will pay all the fees associated with the reorganization, including the cost of providing these materials to you. Neither Janus Aspen Series nor Janus Adviser Series - nor you as a shareholder - will bear these costs.

HAVE THE TRUSTEES OF JANUS ASPEN SERIES APPROVED THE PROPOSAL?

               Yes. The Trustees have unanimously approved the proposal and recommend that you vote to approve it.

HOW MANY VOTES MAY I CAST?

               For each Portfolio of Janus Aspen Series, you are entitled to one vote for each share you own of the Retirement Shares class of that Portfolio on the record date, which was April 11, 2000.

HOW DO I VOTE MY SHARES?

               You can vote your shares by completing and signing the enclosed proxy card or cards and mailing them in the enclosed postage-paid envelope.

WHO DO I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

               Please call 1-800-818-0721.

               [JANUS LOGO]

                               100 Fillmore Street
                               Denver, Colorado 80206-4928
                               www.janus.com

Date

Dear [insert client name]:

         Enclosed is a proxy statement seeking shareholder approval of a proposed reorganization of the Retirement Shares class of Janus Aspen Series. Also enclosed is a proxy voting card and a Q&A to assist trustees, plan sponsors and plan participants in making an informed vote. assuming shareholder approval at the July meeting, we expect the new series to become effective in early August of this year.

         The proposed reorganization will transfer the assets of the retirement shares of each fund of Janus Aspen Series to a new trust called Janus Adviser Series. Each fund will re-open as a Janus Adviser Fund with the same investment objective and track record as the current Janus Aspen Series, Retirement Shares fund. In addition, the Adviser Series will carry over the assets and performance record of the Retirement Shares. Your retirement plan will become a shareholder of the new funds, and the value of the investment would not change as a result of the reorganization. Janus Capital Corporation would bear the costs of the reorganization.

         The Trustees of Janus Aspen Series have determined that the reorganization is in the best interest of shareholders and recommend that shareholders approve the reorganization. in response to requests from our retirement plan clients, the new funds, unlike the current Janus Aspen Series funds, will accept both tax-qualified and taxable monies. In addition, Janus Capital Corporation has agreed to limit the new funds' expenses through July 31, 2003, if the reorganization is approved.

         The shareholder of record, which is generally the plan or the plan trustee, is the one authorized by state law and the Janus Aspen Series charter to vote the proxy. plan documents or ERISA, however, may require that the voting rights be passed through to participants. We request that you advise us promptly if you intend to pass the voting through to participants so that we may provide additional proxy statements and voting cards.

         Please let us know at your earliest convenience of any issues you have regarding proxy voting procedures by calling Joe Baggett, Director, Institutional Client Relations, at (800) 525-1068. Of course, please feel free to contact Russ Shipman or me with any questions. Thank you for your attention to this most important matter.

Sincerely,

Lars Soderberg
[Title]

May 9, 2000


Title FirstName LastName
JobTitle
Company
Address1
Address2
City, State  PostalCode

Dear FirstName:

I am writing to let you know that we have received Board of Trustees approval for the proposed reorganization of the Retirement Shares class of Janus Aspen Series. I have enclosed for your review a copy of the Proxy Statement. In early May, we will begin mailing the full proxy package to the shareholder of record, including proxy voting cards and a Q&A to assist shareholders in making an informed vote. Assuming shareholder approval in July, we expect the reorganization to be completed by early August of this year.

As you may remember, the proposed reorganization will transfer the assets of the Retirement Shares to a new trust called Janus Adviser Series. Each Fund in the Janus Adviser Series will carry over the assets and performance record of the Retirement Shares. Each fund you now work with will re-open as a Janus Adviser Series Fund with the same investment objective and track record as the current Janus Aspen Series, Retirement Shares fund. Your retirement plan will become a shareholder of the new Funds, and the value of the investment would not change as a result of the reorganization.

The Trustees of Janus Aspen Series have determined that the reorganization is in the best interest of shareholders and recommend that shareholders approve the reorganization. In response to requests from our retirement plan clients, the new Funds, unlike the current Janus Aspen Series funds, will accept both tax-qualified and taxable monies. In addition, Janus Capital Corporation has agreed to limit the new Funds expenses through July 31, 2003, if the reorganization is approved.

The shareholder of record, which is generally the plan or the plan trustee, is the one authorized by state law and the Janus Aspen Series charter to vote the proxy. Proxy materials will be sent to the shareholders address of record.

Some plans and their trustees may require that the voting rights be passed through to participants. Please call Joe Baggett, Director, Institutional Client Relations, at (800) 525-1068 promptly if you intend to pass the voting through to participants. MIS, who will be handling the mailing, will need participant-level data from your firm so that Proxy Statements and voting cards can be prepared. Because MIS has specific file requirements, we have enclosed complete instructions for your convenience.

Please let Joe know of any issues you have regarding proxy voting procedures. Of course, also feel free to contact Russ Shipman or me with any questions.

Thank you for your attention to this most important matter.

Sincerely,
[GRAPHIC OMITTED][GRAPHIC OMITTED]
Lars O. Soderberg
Vice President and Director, Defined Contribution Services

The enclosed proxy statement provides details on important issues affecting your Portfolio. The Portfolio's Board of Trustees recommends that you vote FOR the proposal.

     TELEPHONE                            FAX                                  MAIL

     [PICTURE]                          [PICTURE]                           [PICTURE]
To vote by phone please:           To vote by Fax please:             To vote by mail please:

1. Read the Proxy Statement and    1. Read the Proxy Statement and    1. Simply return your completed
   have your Proxy Card available.    have your Proxy Card available.    Proxy Card in the enclosed
                                                                         postage-paid envelope.
2. Call 1-800-818-0721             2. Fax 1-800-733-1885


                        Thank you for your prompt vote.

                             TWO EASY WAYS TO VOTE


                               VOTE BY TELEPHONE

It's fast, convenient and your vote is immediately confirmed and posted.

Using a touch-tone telephone call the toll-free number located in the gray shaded box on the upper left side of your Voting Instruction Form.

FOLLOW THE 4 EASY STEPS:

1. Read the accompanying Proxy Statement and Voting Instruction Form.

2. Call the toll-free phone number.

3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.

4. Follow the simple instructions.

                             MAKE YOUR VOTE COUNT!



                                VOTE BY INTERNET

It's fast, convenient and your vote is immediately confirmed and posted. You will also have the option to register to receive future materials via the Internet, when available.


                               WWW.PROXYVOTE.COM

FOLLOW THE 4 EASY STEPS:

1. Read the accompanying Proxy Statement and Voting Instruction Form.

2. Go to website www.proxyvote.com

3. Enter your 12-digit control number located in the gray shaded box on the right side of your Voting Instruction Form.

4. Follow the simple instructions.

                             MAKE YOUR VOTE COUNT!


                                AND REMEMBER...

YOUR VOTE BY TELEPHONE OR INTERNET WILL HELP YOUR COMPANY SAVE MONEY!!! DO NOT RETURN YOUR VOTING FORM IF YOU VOTED BY TELEPHONE OR INTERNET.

                                  [JANUS LOGO]
                              JANUS  ASPEN  SERIES
                               RETIREMENT  SHARES
                              100 Fillmore Street
                          Denver, Colorado 80206-4928
                                 www.janus.com

                  Growth Portfolio         Growth and Income Portfolio
             Aggressive Growth Portfolio      International Growth
                Capital Appreciation                Portfolio
                       Portfolio           Worldwide Growth Portfolio
                 Balanced Portfolio         Flexible Income Portfolio
               Equity Income Portfolio       Money Market Portfolio

                 Notice Of Special Meeting Of Retirement Shares Class
                                     Shareholders
                               To Be Held July 20, 2000

            A Special Meeting of Shareholders of the Retirement Shares class (the "Retirement Shares") of the Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Flexible Income Portfolio, and Money Market Portfolio of Janus Aspen Series will be held at 3773 Cherry Creek North Drive, Denver, Colorado 80209, on July 20, 2000, at 10:00 a.m. Mountain Time, or at such adjourned time as may be necessary to vote (the "Meeting"), for the following purposes:

            (1) To approve a reorganization that would transfer the assets relating to the Retirement Shares class of each Janus Aspen Series Portfolio to a corresponding Fund of Janus Adviser Series; and

            (2) To transact such other business as may properly come
                before the Meeting.

            Shareholders of record of the Retirement Shares of each Portfolio at the close of business on April 11, 2000, are entitled to vote at the Meeting. Each share of a Portfolio entitles its record owner to one vote, with proportionate voting for fractional shares.

                                           By direction of the Trustees,

                                                 /s/ KELLEY A. HOWES
                                           -------------------------------
                                           Kelley A. Howes
                                           Secretary

            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE
            ACCOMPANYING POSTAGE-PAID ENVELOPE. TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY.

                                PROXY STATEMENT

                                  [JANUS LOGO]
                              JANUS  ASPEN  SERIES
                               RETIREMENT  SHARES
                              100 Fillmore Street
                          Denver, Colorado 80206-4928
                                 www.janus.com

                      Growth Portfolio             Growth and Income Portfolio
                Aggressive Growth Portfolio       International Growth Portfolio
               Capital Appreciation Portfolio       Worldwide Growth Portfolio
                     Balanced Portfolio             Flexible Income Portfolio
                  Equity Income Portfolio             Money Market Portfolio

SPECIAL MEETING OF SHAREHOLDERS OF THE
RETIREMENT SHARES CLASS
TO BE HELD JULY 20, 2000
--------------------------------------------------------------------------------

               The Trustees solicit your proxy in connection with a proposed reorganization of the Janus Aspen Series. If shareholders approve, the proposed reorganization will "spin-off" the Retirement Shares class of the Janus Aspen Series to form a new group of funds, the Janus Adviser Series.

               The Janus Aspen Series will consider the proposed reorganization at a Special Meeting of Shareholders of the Retirement Shares class of the Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Flexible Income Portfolio, and Money Market Portfolio. The Janus Aspen Series will hold the Special Meeting at 3773 Cherry Creek North Drive, Denver, Colorado 80209, on July 20, 2000, at 10:00 a.m. Mountain Time, and at any adjournments. This proxy statement and the enclosed form of proxy and accompanying materials are being mailed to shareholders on or about May 15, 2000.

VOTING AND PROXY INFORMATION
--------------------------------------------------------------------------------

               If you were the owner of record of Retirement Shares in any Janus Aspen Series Portfolio as of April 11, 2000 (the record date), you are entitled to vote those shares at the special meeting either in person or by proxy. Each share has one vote, and any fractional shares have a corresponding fractional vote. The number of Retirement Shares outstanding in each Portfolio as of the record date and therefore entitled to vote at the special meeting are as follows:

               - Growth Portfolio - 3,844,138.777 shares

               - Aggressive Growth Portfolio - 2,556,474.750 shares

               - Capital Appreciation Portfolio - 1,908,961.378 shares

               - Balanced Portfolio - 3,665,692.430 shares

               - Equity Income Portfolio - 49,441.500 shares

               - Growth and Income Portfolio - 556,636.686 shares

               - International Growth Portfolio - 810,972.797 shares

               - Worldwide Growth Portfolio - 6,669,660.791 shares

               - Flexible Income Portfolio - 64,623.028 shares

               - Money Market Portfolio - 4,393,352.228 shares

               If you are not the owner of record, but instead are a beneficial owner as a participant in a qualified plan, your plan may request that you instruct it how to vote the shares you beneficially own. Your plan sponsor will provide you with additional information.

               If you return to us a properly-executed proxy card by July 20, 2000, we will vote your shares as you instruct on the proxy card. If you properly execute your proxy card and return it to us, but do not indicate how you wish us to vote your shares, we will vote your shares "FOR" the proposal. For information on how to vote by telephone, call 1-800-818-0721.

               If you return a properly-executed proxy card but later wish to revoke it, you may do so any time before it is voted by doing any of the following:

               - delivering written notice to the Secretary of Janus Aspen
                 Series that you are revoking your proxy;

               - submitting a properly-executed proxy bearing a later date; or

               - attending the special meeting and voting in person.

               We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. Janus Capital Corporation ("Janus Capital"), the investment adviser for Janus Aspen Series and for Janus Adviser Series, is paying for the costs of this proposed reorganization, and is paying for the expense of the preparation, printing, and mailing of the enclosed proxy card, this proxy statement, and other expenses relating to the shareholder meeting. The administrators of certain qualified plans will pay for some of the costs associated with providing these materials to their participants, depending upon the terms of the agreement between Janus Aspen Series, transfer agent and the plan. Janus Capital has engaged Shareholder Communications Corporation to assist in proxy solicitation at a cost to Janus Capital of approximately $10,000. Employees of Janus Capital or Janus Service Corporation, the transfer agent for Janus Aspen Series, may make additional solicitations to obtain the necessary representation at the meeting, but will receive no additional compensation for doing so. We may count proxies authorized by telephone or electronically-transmitted instruments if we follow procedures designed to verify that you have authorized us to accept your proxy in that manner.

               YOU MAY OBTAIN COPIES OF JANUS ASPEN SERIES' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ON REQUEST AND WITHOUT CHARGE. PLEASE CALL 1-800-525-0020, OR WRITE US AT THE ADDRESS LISTED AT THE BEGINNING OF THIS PROXY STATEMENT.

PROPOSAL

APPROVAL OF A REORGANIZATION THAT WOULD
TRANSFER THE ASSETS RELATING TO THE RETIREMENT
SHARES CLASS OF EACH JANUS ASPEN SERIES
PORTFOLIO TO A CORRESPONDING FUND OF
JANUS ADVISER SERIES
--------------------------------------------------------------------------------

               At a meeting of the Trustees of Janus Aspen Series held on April 3, 2000, the Trustees approved an agreement and plan of reorganization that would transfer the assets relating to the Retirement Shares from each Portfolio (a "Current Portfolio") of Janus Aspen Series (the "Current Trust") to a corresponding Fund (a "New Fund") of Janus Adviser Series (the "New Trust"). For each of the ten Current Portfolios with Retirement Shares, there is a corresponding New Fund. Each New Fund is substantially the same as its corresponding Current Portfolio. As a result of the reorganization, your investment in a Current Portfolio would change to an investment in the corresponding New Fund. For example, if you hold an investment in the current Janus Aspen Series Growth Portfolio on the date of the reorganization, that investment would change to an investment in the new Janus Adviser Series Growth Fund. The value of your investment would be the same immediately after the reorganization as immediately before. Janus Capital will bear all costs associated with the reorganization.

               For the reasons set forth below under "Reasons for the Reorganization," the Trustees of Janus Aspen Series, including the Trustees who are not "interested persons" as that term is defined in the federal securities laws, have unanimously determined that the reorganization is in the best interests of the Janus Aspen Series shareholders and that the interests of those shareholders will not be diluted as a result of the reorganization.

               We now submit to shareholders of Retirement Shares a proposal to approve the reorganization. If shareholders approve the proposal, the Trustees and officers of Janus Aspen Series will execute and implement the reorganization agreement. If approved, we expect the reorganization to take effect on August 1, 2000, although that date may be adjusted in accordance with the agreement.

SUMMARY OF THE REORGANIZATION AGREEMENT

               We summarize below the important terms of the Agreement and Plan of Reorganization (referred to as the "Agreement"). This summary is qualified in its entirety by reference to the Agreement itself, which is set forth in Appendix A to this Proxy Statement.

               THE NEW FUNDS. The New Trust's Trustees have adopted for each New Fund investment objectives, policies, procedures, investment advisory and other agreements, and distribution and administrative services plans and fees that are the same in all material respects as those of the corresponding Current Portfolio (except that New Trust, rather than the Current Trust, will be a party to the agreements and the initial term of the agreements will be changed to reflect a new effective date). In addition, provided that shareholders have approved the reorganization, the Trustees of the Current Trust, as sole shareholder of the New Funds, will (1) approve the investment advisory agreement between each New Fund and Janus Capital that are the same in all material respects as the current advisory agreements between the Current Portfolios and Janus Capital (except, as noted, the parties, effective date and term) and (2) elect the current Trustees of the Current Trust to also serve as Trustees of the New Trust.

               DESIGNATING RETIREMENT SHARES AS NEW SERIES. On the Closing Date, the Current Trust will designate the Retirement Class of each Current Portfolio as a separate newly-designated series rather than just a separate class (each called a "Transferring Retirement Fund" in the Agreement). As part of this redesignation, each Current Portfolio will allocate to the corresponding newly-designated series of the Current Trust a portion of its assets having a value equal to the aggregate net asset value of all issued and outstanding Retirement Shares of that Current Portfolio. The allocated assets from each Current Portfolio are called the "Retirement Assets" and will include a pro rata share of each securities position in that Current Portfolio except for (i) securities that are subject to restrictions on resale or transfer, such as private placement securities and (ii) rounding off to eliminate fractional shares and odd lots of securities. In other words, we will generally allocate to the Retirement Assets full lots of securities (rather than odd lots and fractional shares), and we generally will not allocate to the Retirement Assets private placement securities. For the Flexible Income Portfolio, the rounding off to eliminate fractional shares and odd lots will likely result in the allocation of only cash to its corresponding New Fund. Janus Capital will bear the transaction costs for that New Fund (Janus Adviser Flexible Income Fund) to invest that cash. For the other New Funds, if the cash position of the New Fund is more than one percentage point more than the cash position of the Current Portfolio just prior to the reorganization, Janus Capital will bear the cost of investing that excess cash.

               TRANSFER OF ASSETS AND ISSUANCE OF SHARES. As of the close of the New York Stock Exchange on the Closing Date (referred to as the "Valuation Time" in the Agreement) each newly-designated series of the Current Trust will transfer, convey and assign the Retirement Assets to the corresponding New Fund. In exchange, each New Fund will deliver to the corresponding newly-designated series a number of full and fractional New Fund shares equal to the number of full and fractional shares of the newly-designated series outstanding as of the Valuation Time. Each Current Portfolio will endeavor to discharge all of its known liabilities and obligations attributable to its Retirement Shares prior to the Closing Date to the extent reasonably practicable.

               DISTRIBUTION OF NEW FUND SHARES. After the Closing, each newly-designated series will distribute to shareholders of record, determined as of the Valuation Time, shares of the corresponding New Fund. The distribution will be accomplished by the transfer agent of each New Fund crediting to the account of each shareholder of record of the corresponding newly-designated series the same number of shares of the New Fund as the shareholder held in the newly-designated series as of the Valuation Time. All issued and outstanding shares of each such newly-designated series will be canceled. For example, if you held 100 Retirement Shares of the Janus Aspen Series Growth Portfolio immediately prior to the Valuation Time, those shares would first be reclassified as 100 shares of a corresponding newly-designated series, and then those shares would be canceled and you would receive 100 shares of the corresponding New Fund. All of these transactions would occur as of the Closing Date. The value of your investment immediately after the reorganization will be the same as it was immediately prior to the reorganization.

               CLOSING DATE. The Closing Date is August 1, 2000, or such other date as the parties may mutually agree. If on the Closing Date there are certain trading restrictions or disruptions, then the Closing Date will be postponed.

               OTHER PROVISIONS. The obligations of Janus Aspen Series and Janus Adviser Series under the Agreement are subject to various conditions as stated in the Agreement. Notwithstanding the approval of the reorganization by shareholders, the Trustees of Janus Aspen Series or Janus Adviser Series may terminate or amend the Agreement under certain circumstances specified in the Agreement. If shareholders of some but not all of the Janus Aspen Series Portfolios approve the reorganization, the Trustees of Janus Aspen Series or Janus Adviser Series may terminate the Agreement or may determine to proceed with reorganization with respect to the Portfolios for which the shareholders approved the reorganization. At any time prior to the Closing Date, the Trustees of Janus Aspen Series or Janus Adviser Series may waive any condition if, in their judgment, the waiver will not have a material adverse effect on the benefits intended under the Agreement to shareholders.

COMPARISON OF THE CURRENT JANUS ASPEN SERIES TO THE NEW JANUS ADVISER SERIES

               The New Trust is not materially different from the Current Trust. The New Trust currently has ten Funds with the same investment objectives, policies and procedures as the corresponding Current Portfolio. Since the New Trust and the Old Trust are both Delaware business trusts organized under substantially similar trust instruments, the rights of the shareholders of the New Trust under Delaware law and the governing documents are the same as those of the Current Trust. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each trust instrument permits the Trustees to create one or more additional funds and classes of shares. The two trusts will have different fiscal years - the Current Trust's fiscal year ends December 31, and the New Trust's fiscal year will end July
               31 - but that change will not have a material effect on shareholders.

               Each New Fund will operate separately from its corresponding Current Portfolio. That means that a New Fund's investment performance will not be identical to the performance of the corresponding Current Portfolio. Investment performance could be better or worse. While the person or persons currently serving as portfolio manager for each Current Portfolio will serve as the initial portfolio manager for the corresponding New Fund, Janus Capital reserves the right to add or change portfolio managers of the New Funds in its discretion, as it does with all mutual funds that it manages.

               Janus Capital will serve as investment adviser to the New Funds under agreements that are the same in all material respects as the current agreements for the Current Portfolios. The new agree-ments, like the current agreements, provide that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. The new agreements will include the New Trust as a party rather than the Current Trust, and the initial term of the agreements will be changed to reflect a new effective date. The New Trust has the same address as the Current Trust: 100 Fillmore Street, Denver, Colorado 80206-4928. The telephone number for the New Trust is 1-800-525-0020.

               The advisory fees in the agreements for the New Funds are identical to the fees included the current agreements for the Janus Aspen Series Portfolios. The fees are calculated daily and paid monthly, based on average daily net assets.

               CURRENT TRUST EXPENSE LIMITATIONS - FOUR CURRENT PORTFOLIOS. Janus Capital has agreed to limit the overall expenses of four Current Portfolios to a set percentage of the average daily net assets of the Portfolio. The Portfolios and the applicable percentages are as follows: Equity Income (1.25%); Growth and Income (1.25%); Flexible Income (1.00%); and Money Market (.50%). These limitations include the Portfolio's normal operating expenses in any fiscal year, including the advisory fee, but exclude the distribution fee, the participant administration fee, brokerage commissions, interest, taxes and extraordinary expenses. Janus Capital has agreed to these limitations through at least June 30, 2000. Janus Capital may offer to extend these limitations past that date, but it is not obligated to do so.

               NEW TRUST EXPENSE LIMITATIONS - ALL NEW FUNDS. Janus Capital has agreed to overall expense limitations for all of the New Funds, which we explain below.

               - Each New Fund's total fees and expenses will be no higher than the total fees and expenses of the corresponding Current Portfolio as of May 1, 2000. Specifically, Janus Capital has agreed to limit the overall expenses of each New Fund to the effective overall expense ratio of the corresponding Current Portfolio on May 1, 2000. Janus Capital has agreed to limit the fees and expenses of the New Funds in this manner through at least July 31, 2003, approximately three years after the scheduled effective date of the reorganization. Janus Capital may offer to extend these limitations past that date, but it is not obligated to do so.

               - As noted above, expense limitations are currently in place for four Current Portfolios (Equity Income, Growth and Income, Flexible Income, and Money Market). Those limitations were in place on May 1, 2000, so the expense limitations for the New Funds will include the benefit of the current limitations. The limitations for the New Funds, like the limitations for the Current Portfolios, include the Fund's normal operating expenses in any fiscal year, including the advisory fee, but exclude the distribution fee, the administration fee, brokerage commissions, interest, taxes, and extraordinary expenses.

               - The expense limitations for the New Funds will reflect the recent reduction of the advisory fee for eight Current Portfolios to 0.65%. Those eight Current Portfolios are Growth, Aggressive Growth, Capital Appreciation, Balanced, Equity Income, Growth and Income, International Growth and Worldwide Growth.

               NAMES - The name of each New Fund will correspond to the name of each Current Portfolio (i.e., Growth Portfolio will become Janus Adviser Growth Fund), except that Worldwide Growth Portfolio will become Janus Adviser Worldwide Fund and International Growth Portfolio will become Janus Adviser International Fund.

REASONS FOR THE REORGANIZATION

               The Trustees of Janus Aspen Series, including the Trustees who are not "interested persons" as that term is defined in the federal securities laws, have unanimously determined that the reorganization is in the best interests of the Janus Aspen Series shareholders and that the interests of those shareholders will not be diluted as a result of the reorganization. Therefore, the Trustees unanimously recommend that shareholders approve the reorganization. We summarize below the key factors considered by the Trustees.

               - Janus Aspen Series is currently limited by federal tax law to selling shares to insurance companies (to serve as the underlying investment option for variable life insurance and variable annuity contracts) and to certain qualified retirement plans. The reorganization, by spinning off the Retirement Shares into the New Funds, creates funds that are no longer subject to this restriction on permissible investors. This restriction has become a problem for Janus Aspen Series and its investors. Janus Capital and many of the sponsors of the qualified plans currently investing in Retirement Shares believe that plan sponsors and participants want to invest more than qualified retirement plan assets in Retirement Shares. For example, plan sponsors have expressed a desire to use Retirement Shares in their non-qualified plans so that they have the same options in both their qualified and non-qualified plans. Janus Capital and the plan sponsors would like to make Retirement Shares available in those circumstances. In addition, Janus Capital would like to be able to expand the pool of potential investors generally.

               - Janus Capital will pay the costs of the reorganization,
                 including the costs of seeking shareholder approval.

               - Janus Capital informed the Trustees that it believes that in the long run, the New Funds will have greater opportunities for asset growth than if the Retirement Shares remain part of the Current Trust. A larger pool of assets should result in operational economies of scale and investment management efficiencies, which can help to minimize expenses. A fund with a larger pool of assets is also more attractive to institutional investors such as plan sponsors, which often view asset size as one of the criteria when selecting investment options. To address the short-term decrease in assets due to the reorganization, Janus Capital has agreed to put expense limitations in place for the New Funds for three years (through July 31, 2003).

               - The Trustees determined that the reorganization would not adversely affect the other classes of the Current Trust that are not being spun off in the reorganization. In addition, the reorganization may benefit the other classes. Presently, the Current Trust must monitor the qualified plan status of its Retirement Shares class investors. If a plan were to lose its qualified status, that could adversely affect variable contract owners investing in the other classes of the Current Trust. The reorganization would drastically reduce the number of qualified plans investing in the Current Trust, however, and therefore would reduce this potential problem for investors.

FEDERAL INCOME TAX CONSEQUENCES

               Janus Aspen Series has been advised by counsel that the reorganization will not have any material adverse federal income tax effects for any qualified plan investing in the Retirement Shares. (The reorganization will create a taxable event for Janus Capital with respect to Retirement Shares that it holds.)

               We describe below that specific tax treatment of the reorganization:

               DISTRIBUTIONS. Immediately prior to the reorganization, each Current Portfolio will make two distributions - first, all ordinary income it earned from the date of the last ordinary income distribution through the date of the reorganization and, second, all net capital gains earned from January 1, 2000, through the date of the reorganization. These distributions, like any annual or quarterly distribution of ordinary income and net capital gains, will have no material federal income tax effect on qualified plan shareholders because they are tax-exempt.

               TAX EFFECT ON THE CURRENT PORTFOLIOS AND NEW FUNDS. Under Section 852(b)(6) of the Internal Revenue Code of 1986, as amended, the conversion of Retirement Shares into New Fund shares will not create a taxable event for the Current Portfolios. The assets transferred to each New Fund will carry over their basis from the Current Portfolio.

               TAX EFFECT ON SHAREHOLDERS. Although the transaction will create a capital gain for owners of Retirement Shares when their current Retirement Shares are converted into New Fund shares, this will have no material adverse federal income tax effect on qualified plan shareholders because they are tax-exempt. The basis for the New Fund shares received by a holder of Retirement Shares will be the fair market value of those New Fund shares on the date of the reorganization, and the shareholders' holding period for those New Fund shares will begin on the following day. As noted above, counsel has advised Janus Aspen Series that the reorganization will not have any material adverse federal income tax effect on qualified plans investing in Retirement Shares.

PERFORMANCE INFORMATION

               Janus Capital expects that performance information for each New Fund will include the performance information for the Retirement Shares class of the corresponding Current Portfolio prior to the reorganization date.

OTHER EFFECTS OF SHAREHOLDER APPROVAL

               The 1940 Act generally requires that shareholders of a mutual fund elect the fund's trustees, approve the fund's investment advisory agreements and ratify the trustees' selection of the independent accountant for the fund. Those requirements apply to new mutual funds, including Adviser Series.

               If shareholders approve the proposed reorganization, they will also be authorizing election of trustees for Adviser Series, approving the investment advisory agreements for the New Funds, and ratifying the selection of PricewaterhouseCoopers LLP as the independent accountant for the New Funds. Technically, these elections, approvals and ratifications will be accomplished by a vote of the Current Portfolios, as sole shareholders of the New Funds prior to the effective date of the reorganization. As noted above, there will be no substantive change in these areas from the Current Portfolios to the New Funds as a result of the proposed reorganization. In particular:

               - the trustees for Adviser Series are the same as the trustees for Aspen Series;

               - the terms of the investment advisory agreements between the New
                 Funds and Janus Capital will be the same in all material respects as the current agreements between Janus Capital and the Current Portfolios (except the New Trust will be a party and the effective date and term will be different); and

               - the independent accountant for the New Funds is expected to be the same as the independent accountant for the Current Portfolios (PricewaterhouseCoopers LLP).

REQUIRED VOTE

               The Trust will adopt the proposal if a majority of the shares of each Current Portfolio's Retirement Shares vote to approve it. For each Portfolio, a majority is either

               - more than 50% of all of the Retirement Shares entitled to vote;
                 or, if this test is not met, then

               - more than 67% of the Retirement Shares entitled to vote and present at the special meeting (either attending in person or represented by proxy), if at least 50% of all of the shares entitled to vote are present (again, either in person or by proxy).

               Under the first method of calculating a majority, abstentions and broker non-votes (i.e., when a broker or nominee does not have authority to vote) will have the practical effect of voting against the proposal. Under the second method, if at least 50% of the shares entitled to vote are present, abstentions and broker non-votes will likewise have the practical effect of voting against the proposal. We will, however, count any abstentions and broker non-votes as "present" in determining whether at least 50% of the shares entitled to vote are present at the meeting.

               If some but not all Current Portfolios approve the proposal, we may or may not go forward with the reorganization. If we do go forward with the reorganization, it will cover only those Current Portfolios that have approved the proposal.

               THE TRUSTEES OF JANUS ASPEN SERIES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

OTHER MATTERS TO COME BEFORE THE MEETING
--------------------------------------------------------------------------------

               We do not expect that any other business will be considered at the Special Meeting. If, however, other matters are properly presented, the persons named as proxies will vote as they think best.

               IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY TO AVOID UNNECESSARY DELAY AND COST. WE THEREFORE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

OTHER INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND DISTRIBUTOR

               Janus Capital Corporation and Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206, serve as the investment adviser and distributor respectively of Janus Aspen Series.

PRINCIPAL SHAREHOLDERS

               The officers and Trustees of the Janus Aspen Series Portfolios cannot own shares of the Portfolios except by purchasing them through a qualified plan. As a result, the officers and Trustees as a group own less than 1% of the outstanding shares of each Current Portfolio. As of April 11, 2000, all of the outstanding Retirement Shares of the Current Portfolios were owned by qualified plans and by Janus Capital, which provided seed capital for the Current Portfolios. The percentage ownership of each qualified plan owning more than 5% of the Shares of any Portfolio as of April 11, 2000, is as follows:

                                                                                    Percentage of
                                                        Current Portfolio(s)          Retirement
Name and Address of Plan                                    Held by Plan             Shares Held
--------------------------------------------------------------------------------------------------
American Express Trust Company, P.O. Box 534,       Growth Portfolio                     10.94%
Minneapolis, MN 55440                               Aggressive Growth Portfolio           7.51%
                                                    Balanced Portfolio                    7.54%
                                                    International Growth Portfolio       38.38%

Arrowhead Trust, Inc., 303 East Vanderbilt Way,     Flexible Income Portfolio            28.73%
Suite 150, San Bernardino, CA 92402

The Bank of New York, Custodian for Various         Balanced Portfolio                   23.17%
Retirement Plans, One Wall Street, Floor 14,
New York, NY 10286

Carn & Company, Yazaki Employee Savings &           Growth and Income Portfolio          16.23%
Retirement Plan, P.O. Box 96211, Washington,
DC 20090

Columbus Circle Trust Company, Custodian for        Flexible Income Portfolio            14.34%
Various Retirement Plans, One Station Place,        Money Market Portfolio               97.22%
Stamford, CT 06902

Commerce Bank, FBO Fidelity Communications          Growth and Income Portfolio          11.66%
Co., P.O. Box 13366, Kansas City, MO 64199

Connecticut General Life Insurance Company,         Growth Portfolio                     23.82%
P.O. Box 2975, Hartford, CT 06104                   Worldwide Growth Portfolio           19.74%

DAI-ICHI Kangyo Bank of California, FBO             Growth Portfolio                      6.57%
Retirement Plans, 555 West Fifth Street, Los        Aggressive Growth Portfolio           8.15%
Angeles, CA 90013

                                                                                    Percentage of
                                                        Current Portfolio(s)          Retirement
           Name and Address of Plan                         Held by Plan             Shares Held
--------------------------------------------------------------------------------------------------
Delaware Charter Guarantee & Trust, P.O. Box 8706,   Aggressive Growth Portfolio          31.48%
Wilmington, DE                                       Capital Appreciation Portfolio       31.47%

Delaware Management Trust Company,                   Flexible Income Portfolio            30.23%
Custodian for Various Retirement Plans,
P.O. Box 8708, Philadelphia, PA 19101

Fidelity Investments Institutional Operations        Equity Income Portfolio              65.17%
Company, 100 Magellan Way, Covington, KY 41015

First Union National Bank, Custodian for             Growth Portfolio                      8.29%
Various Retirement Plans, 1525 West W.T.             Worldwide Growth Portfolio           23.22%
Harris Boulevard, Charlotte, NC 28288

Kemper Service Company, 811 Main Street,             Growth Portfolio                     10.79%
Kansas City, MO 64105                                Capital Appreciation Portfolio       43.06%

Ohio National Life Insurance Company,                Balanced Portfolio                    5.65%
One Financial Way, Cincinnati, OH 45242

Penfirn Company, P.O. Box 3128, Omaha, NE 68103      Growth Portfolio                     11.36%
                                                     Aggressive Growth Portfolio           8.48%
                                                     Balanced Portfolio                    5.51%
                                                     Growth and Income Portfolio          58.93%
                                                     International Growth Portfolio        9.82%

Provident Mutual Life Insurance Company,             Capital Appreciation Portfolio       10.97%
P.O. Box 1717, Valley Forge, PA 19482

Putnam Investments, 859 Willard Street,              Balanced Portfolio                   11.54%
Quincy, MA 02169

Regions Bank, FBO Bud Davis Cadillac Flex Plus,      Equity Income Portfolio              22.91%
417 North 20th Street, Birmingham, AL 35203

Regtex, P.O. Box 387, Saint Louis, MO 63166          Capital Appreciation Portfolio        5.89%
                                                     International Growth Portfolio        6.65%

Rogers & Company, P.O. Box 821,                      Flexible Income Portfolio            20.70%
Hackensack, NJ 07602

Security Trust Company, FBO Paracelsus               International Growth Portfolio        7.55%
Healthcare Retirement Savings Plan, 2390 East
Camelback Road, Phoenix, AZ 85016

               None of the qualified plans owned 10% or more of the shares of Janus Aspen Series as a whole.

               In connection with the reorganization, the Janus Adviser Series Funds will issue nominal shares to the Current Portfolios. Other than those shares, the Funds will not issue any shares prior to the shares issued on the effective date of the reorganization. Janus Capital currently owns a small percentage of Retirement Shares (no more than 3% of the outstanding Retirement Shares of any Current Portfolio), but those shares will be redeemed prior to the reorganization.

INDEPENDENT ACCOUNTANT

               We expect that PricewaterhouseCoopers LLP, the independent accountant for Janus Aspen Series, will attend the Special Meeting, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

SUBMISSION OF SHAREHOLDER PROPOSALS

               Janus Aspen Series does not generally hold annual shareholders' meetings. If you wish to submit a proposal for consideration for inclusion in a proxy statement for a future special meeting of shareholders, send the written proposal to the Secretary of Janus Aspen Series at the address at the beginning of this proxy statement. We will consider a submitted proposal for inclusion in the next proxy statement that is mailed to shareholders at least four months after we receive the proposal.

FINANCIAL STATEMENTS

               Audited financial statements for Janus Aspen Series appear in its Annual Report, which was recently sent to shareholders, and that Report is incorporated by reference into this proxy statement (which means that the Report is made legally part of this proxy statement). If you would like a copy of that Annual Report, please call 1-800-525-0020, or write us at the address listed at the beginning of this proxy statement.

               Janus Adviser Series does not have audited financial statements, because it has not yet commenced operations.

               EXPENSES. Each New Fund of the Adviser Series would incur additional expenses as newly organized Funds. However, Janus Capital has agreed to limit the expenses of each New Fund to the level of the corresponding Current Portfolio as of May 1, 2000, for approximately three years after the effective date of the reorganization.

               CAPITALIZATION. The following tables show the capitalization of each Current Portfolio as of 12/31/99. The capitalization information for Retirement Shares also constitutes pro forma capitalization information for the New Funds, assuming that the reorganization occurred on 12/31/99. The actual initial capitalization of the New Funds will equal the capitalization of the Retirement Shares on the effective date of the reorganization.

                                                                                         Retirement
                                                                                           Shares
                                         Janus Aspen          Institutional          (Also Janus Adviser
                                      Growth Portfolio           Shares                 Growth Fund)
------------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                $3,001,983            $2,942,649                  $59,334
  SHARES OUTSTANDING (IN THOUSANDS)          89,222                87,457                    1,765
  NET ASSET VALUE PER SHARE                                    $    33.65                  $ 33.63

                                                                                         Retirement
                                         Janus Aspen                                       Shares
                                      Aggressive Growth       Institutional          (Also Janus Adviser
                                          Portfolio              Shares            Aggressive Growth Fund)
------------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                $3,367,547            $3,319,619                  $47,928
  SHARES OUTSTANDING (IN THOUSANDS)          56,422                55,608                      814
  NET ASSET VALUE PER SHARE                                    $    59.70                  $ 58.91

                                         Janus Aspen                                     Retirement
                                           Capital                                         Shares
                                        Appreciation          Institutional      (Also Janus Adviser Capital
                                          Portfolio              Shares              Appreciation Fund)
------------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                 $650,140              $626,611                   $23,529
  SHARES OUTSTANDING (IN THOUSANDS)         19,607                18,894                       713
  NET ASSET VALUE PER SHARE                                     $  33.17                   $ 33.00

                                                                                     Retirement
                                         Janus Aspen                                   Shares
                                          Balanced            Institutional      (Also Janus Adviser
                                          Portfolio              Shares            Balanced Fund)
----------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                $2,506,677            $2,453,079              $53,598
  SHARES OUTSTANDING (IN THOUSANDS)          89,792                87,880                1,912
  NET ASSET VALUE PER SHARE                                    $    27.91              $ 28.04

                                                                                         Retirement
                                         Janus Aspen                                       Shares
                                        Equity Income         Institutional          (Also Janus Adviser
                                          Portfolio              Shares              Equity Income Fund
------------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                  $19,439               $18,975                   $  464
  SHARES OUTSTANDING (IN THOUSANDS)            712                   695                       17
  NET ASSET VALUE PER SHARE                                      $ 27.32                   $27.07

                                         Janus Aspen                                     Retirement
                                         Growth and                                        Shares
                                           Income             Institutional          (Also Janus Adviser
                                          Portfolio              Shares            Growth and Income Fund
------------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                  $91,462               $84,480                   $6,982
  SHARES OUTSTANDING (IN THOUSANDS)          4,405                 4,067                      338
  NET ASSET VALUE PER SHARE                                      $ 20.77                   $20.68

                                         Janus Aspen                                 Retirement
                                        International                                  Shares
                                           Growth             Institutional      (Also Janus Adviser
                                          Portfolio              Shares          International Fund)
----------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                 $827,378              $810,392               $16,986
  SHARES OUTSTANDING (IN THOUSANDS)         21,396                20,955                   441
  NET ASSET VALUE PER SHARE                                     $  38.67               $ 38.56

                                                                                     Retirement
                                          Janus Aspen                                  Shares
                                       Worldwide Growth       Institutional      (Also Janus Adviser
                                           Portfolio             Shares            Worldwide Fund)
-----------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                 $6,671,172            $6,496,773             $174,399
  SHARES OUTSTANDING (IN THOUSANDS)          139,716               136,049                3,667
  NET ASSET VALUE PER SHARE                                     $    47.75             $  47.56

                                                                                         Retirement
                                         Janus Aspen                                       Shares
                                       Flexible Income        Institutional          (Also Janus Adviser
                                          Portfolio              Shares             Flexible Income Fund
------------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                 $187,523              $186,681                   $  842
  SHARES OUTSTANDING (IN THOUSANDS)         16,429                16,357                       72
  NET ASSET VALUE PER SHARE                                     $  11.41                   $11.72

                                                                                         Retirement
                                         Janus Aspen                                       Shares
                                        Money Market          Institutional          (Also Janus Adviser
                                          Portfolio              Shares               Money Market Fund
------------------------------------------------------------------------------------------------------------
NET ASSETS (IN THOUSANDS)                  $70,419               $69,266                   $1,153
  SHARES OUTSTANDING (IN THOUSANDS)         70,419                69,266                    1,153
  NET ASSET VALUE PER SHARE                                      $  1.00                   $ 1.00

ADDITIONAL FEE INFORMATION

               As we have previously explained, Janus Capital has agreed to limit each New Fund's total fees and expenses so that they will be no higher than the total fees and expenses of the corresponding Current Portfolio as of May 1, 2000. Janus Capital has guaranteed this limit through at least July 31, 2003.

               The two charts below provide additional detail about fees and expenses. The first chart shows the 1999 fees and expenses of the Current Portfolios, restated to reflect recent fee reductions. The second chart shows fees and expenses for the New Funds, based on the estimated annualized expenses during their initial fiscal year. By looking at the last column of each of the two charts, you will see the effect of the expense limitation -- for each New Fund, the total annual fund operating expenses, after applying the expense limitation, is the same as its corresponding Current Portfolio.

                               CURRENT PORTFOLIOS

                                                                                Total                  Total
                                                                                Annual                 Annual
                                                                                 Fund                   Fund
                                                                              Operating              Operating
                                                 Distribution                  Expenses               Expenses
                                    Management     (12b-1)         Other       Without      Total       With
                                       Fee          Fee(1)      Expenses(2)   Waivers(3)   Waivers   Waivers(3)
---------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO                      0.65%         0.25%          0.27%        1.17%         N/A      1.17%
AGGRESSIVE GROWTH PORTFOLIO           0.65%         0.25%          0.26%        1.16%         N/A      1.16%
CAPITAL APPRECIATION PORTFOLIO        0.65%         0.25%          0.28%        1.18%         N/A      1.18%
BALANCED PORTFOLIO                    0.65%         0.25%          0.27%        1.17%         N/A      1.17%
EQUITY INCOME PORTFOLIO               0.65%         0.25%          0.91%        1.81%       0.06%      1.75%
GROWTH AND INCOME PORTFOLIO           0.65%         0.25%          0.62%        1.52%         N/A      1.52%
INTERNATIONAL GROWTH PORTFOLIO        0.65%         0.25%          0.34%        1.24%         N/A      1.24%
WORLDWIDE GROWTH PORTFOLIO            0.65%         0.25%          0.30%        1.20%         N/A      1.20%
FLEXIBLE INCOME PORTFOLIO             0.65%         0.25%          0.30%        1.20%         N/A      1.20%
MONEY MARKET PORTFOLIO                0.25%         0.25%          0.36%        0.86%         N/A      0.86%

---------------
(1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
(2) Includes compensation to service providers of recordkeeping, subaccounting, and other administrative services to plan participants.

(3) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Capital Appreciation, Balanced, Equity Income, Growth and Income, International Growth and Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

                                   NEW FUNDS

                                                                                Total                  Total
                                                                                Annual                 Annual
                                                                                 Fund                   Fund
                                                                              Operating              Operating
                                                 Distribution                  Expenses               Expenses
                                    Management     (12b-1)         Other       Without      Total       With
                                       Fee          Fee(1)      Expenses(2)   Waivers(3)   Waivers   Waivers(3)
---------------------------------------------------------------------------------------------------------------
JANUS ADVISER GROWTH FUND             0.65%         0.25%          0.29%        1.19%       0.02%      1.17%
JANUS ADVISER AGGRESSIVE GROWTH
  FUND                                0.65%         0.25%          0.28%        1.18%       0.02%      1.16%
JANUS ADVISER CAPITAL APPRECIATION
  FUND                                0.65%         0.25%          0.36%        1.26%       0.08%      1.18%
JANUS ADVISER BALANCED FUND           0.65%         0.25%          0.29%        1.19%       0.02%      1.17%
JANUS ADVISER EQUITY INCOME FUND      0.65%         0.25%          6.14%        7.04%       5.29%      1.75%
JANUS ADVISER GROWTH AND INCOME
  FUND                                0.65%         0.25%          0.97%        1.87%       0.35%      1.52%
JANUS ADVISER INTERNATIONAL FUND      0.65%         0.25%          0.53%        1.43%       0.19%      1.24%
JANUS ADVISER WORLDWIDE FUND          0.65%         0.25%          0.32%        1.22%       0.02%      1.20%
JANUS ADVISER FLEXIBLE INCOME FUND    0.65%         0.25%          7.22%        8.12%       6.92%      1.20%
JANUS ADVISER MONEY MARKET FUND       0.25%         0.25%          2.28%        2.78%       1.92%      0.86%

---------------
(1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
(2) Includes compensation to service providers of recordkeeping, subaccounting, and other administrative services to plan participants.
(3) Expenses are based on estimates for the initial fiscal year of the New Funds. Expenses are stated with and without contractual waivers by Janus Capital. Waivers are first applied against the management fee and then against other expenses, and will continue until at least July 31, 2003. All expenses are shown without the effect of expense offset arrangements.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION
--------------------------------------------------------------------------------

               AGREEMENT AND PLAN OF REORGANIZATION dated as of             ,
               2000 (the "Agreement"), between Janus Aspen Series, a Delaware business trust with offices at 100 Fillmore Street, Denver, Colorado, 80206 (the "Old Trust"), on behalf of its series, Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Flexible Income Portfolio, and Money Market Portfolio (each series of the Old Trust, a "Transferring Fund"), and Janus Advisers Series, a Delaware business trust with offices at 100 Fillmore Street, Denver, Colorado, 80206 (the "New Trust"), on behalf of each of its series, Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Balanced Fund, Janus Adviser Equity Income Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, Janus Adviser Flexible Income Fund, and Janus Adviser Money Market Fund (each series of the New Trust, an "Acquiring Fund").

               WHEREAS, each Transferring Fund is authorized to issue three classes of shares, Institutional Shares, Service Shares and Retirement Shares, and may issue additional classes in the future;

               WHEREAS, Retirement Shares are sold to certain qualified retirement plans;

               WHEREAS, for each Transferring Fund, there is an Acquiring Fund corresponding to each Transferring Fund as follows (and this Agreement refers to the Transferring Fund and the corresponding Acquiring Fund as "corresponding" funds):

                OLD TRUST                           NEW TRUST
                ---------                           ---------
                Janus Aspen Series Growth           Janus Adviser Growth Fund
                  Portfolio
                Janus Aspen Series Aggressive       Janus Adviser Aggressive Growth
                  Growth Portfolio                    Fund
                Janus Aspen Series Capital          Janus Adviser Capital
                  Appreciation Portfolio              Appreciation Fund
                Janus Aspen Series Balanced         Janus Adviser Balanced Fund
                  Portfolio
                Janus Aspen Series Equity Income    Janus Adviser Equity Income Fund
                  Portfolio
                Janus Aspen Series Growth and       Janus Adviser Growth and Income
                  Income Portfolio                    Fund
                Janus Aspen Series International    Janus Adviser International Fund
                  Growth Portfolio
                Janus Aspen Series Worldwide        Janus Adviser Worldwide Fund
                  Growth Portfolio
                Janus Aspen Series Flexible         Janus Adviser Flexible Income
                  Income Portfolio                    Fund
                Janus Aspen Series Money Market     Janus Adviser Money Market Fund
                  Portfolio

               WHEREAS, the Old Trust and the New Trust wish to effect a reorganization (the "Reorganization"), which will consist of designating the Retirement Shares class of each Transferring Fund as a new series of the Old Trust, assigning to each new series a portion of the assets of the Transferring Fund equal in value to the aggregate net asset value of the Transferring Fund represented by its Retirement Shares, transferring the assets of each new series to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund (the "Acquiring Fund Shares") and the redemption of those Retirement Shares by distribution in kind to the holders thereof of the Acquiring Fund Shares, such actions to occur on the closing date provided for in paragraph 4.1 hereof (the "Closing Date"), all upon the terms and conditions hereinafter set forth in this Agreement;

               WHEREAS, as of the Closing Date, the Old Trust and the New Trust will be registered, open-end management investment companies, each Transferring Fund will be a duly established and designated series of the Old Trust, and each Acquiring Fund will be a duly established and designated series of the New Trust;

               WHEREAS, both the Old Trust and the New Trust will be authorized as of the Closing Date to issue their shares of beneficial interest;

               WHEREAS, the Board of Trustees of the Old Trust has determined that the reorganization is in the best interests of the shareholders of each Transferring Fund and that the interests of those shareholders would not be diluted as a result of the Reorganization;

               WHEREAS, the Board of Trustees of the New Trust has determined that the Reorganization is in the best interests of the shareholders of each Acquiring Fund and that the interests of those shareholders would not be diluted as a result of the Reorganization; and

               NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

               1. CREATION OF ACQUIRING FUNDS

                  1.1. INVESTMENT OBJECTIVES, POLICIES AND PROCEDURES. Prior to
                       the Closing Date, the Board of Trustees of the New Trust shall adopt for each Acquiring Fund investment objectives, policies and procedures substantially identical to those of the corresponding Transferring Fund.

                  1.2. AGREEMENTS AND PLANS. Prior to the Closing Date, the
                       Board of Trustees of the New Trust shall adopt for each Acquiring Fund investment advisory agreements, other agreements, and distribution and administration plans and fees substantially similar to those of the Retirement Shares class of the corresponding Transferring Fund.

                  1.3. INITIAL SHAREHOLDER APPROVALS. Prior to the valuation time provided for in paragraph 3.1 hereof (the "Valuation Time"), each Acquiring Fund shall issue to the corresponding Transferring Fund one nominal share of the Acquiring Fund. No payment shall be made to the Acquiring Funds in connection with the issuance of these nominal shares. Provided that the Retirement Share shareholders of each Transferring Fund have approved the Reorganization, the Board of Trustees of the Old Trust, or any officer of the Old Trust duly authorized by that Board, on behalf of each Transferring Fund as sole shareholder of the corresponding Acquiring Fund, shall
                       (1) approve the investment advisory agreement between the Acquiring Fund and Janus Capital Corporation substantially similar to the current advisory agreement between the corresponding Transferring Fund and Janus Capital Corpora-tion, to take effect the day following the Closing Date, and (2) elect Thomas H. Bailey, James P. Craig, III, Gary
                       O. Loo, Dennis B. Mullen, James T. Rothe, William D. Stewart, and Martin H. Waldinger as Trustees of the New Trust to hold office until their successors are elected. After these approvals, and before the Valuation Time, each Transferring Fund shall redeem its nominal share of the Acquiring Fund.

               2. REORGANIZATION

                  2.1. CREATION OF NEW SERIES OF THE OLD TRUST. Subject to the
                       terms and conditions contained herein, the Old Trust agrees that, as of immediately prior to the Valuation Time, it will designate the Retirement Shares class of each Transferring Fund as a separate series of the Old Trust (each a "Transferring Retirement Fund"), and each Transferring Fund will allocate to the corresponding Transferring Retirement Fund a portion of the assets of the Transferring Fund, including securities and cash, having a value equal to the aggregate net asset value of all Retirement Shares of the Transferring Fund, both full and fractional, issued and outstanding (collectively, the "Retirement Assets" of that Transferring Fund), such values to be determined as set forth in paragraph 3.1. Exhibit A to this Agreement identifies for each Transferring Fund its corresponding Transferring Retirement Fund and their corresponding Acquiring Fund. The Retirement Assets shall consist of as nearly a pro-rata portion as is reasonably practical of each security or other asset held by the Transferring Fund as of immediately prior to the Valuation Time, except for
                       (i) securities that are subject to restrictions on resale or transfer, such as private placement securities and
                       (ii) rounding off to eliminate fractional shares and odd lots of securities. If the cash position of the Retirement Assets is more than one percentage point more than the cash position of the Transferring Fund just prior to the reorganization, Janus Capital Corporation shall bear the cost of the brokerage and other expenses incurred by the Acquiring Funds in investing the excess cash. The allocation of assets under this paragraph 2.1 shall be done in accordance with the Old Trust's procedures under Rule 17a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as if the allocation of assets were a sale of assets from each

                       Transferring Fund to the corresponding Transferring Retirement Fund; provided, however, instead of a cash payment, each Transferring Retirement Fund will be considered to have issued its shares to the corresponding Transferring Fund with a value equal to the value of the Retirement Assets.

                  2.2. TRANSFER OF ASSETS AND ISSUANCE OF SHARES. Subject to the
                       terms and conditions contained herein:

                       a. As of the Valuation Time, the Old Trust will transfer,
                          convey and assign the Retirement Assets of each Transferring Retirement Fund to the corresponding Acquiring Fund.

                       b. In exchange therefor, each Acquiring Fund will (i)
                          deliver to the Transferring Retirement Fund a number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Retirement Shares of the corresponding Transferring Retirement Fund outstanding as of the Valuation Time and (ii) take certain other actions, as set forth in paragraph 2.3. In lieu of delivering certificates for the Acquiring Fund Shares, each Acquiring Fund shall cause its transfer agent to credit the Acquiring Fund Shares to the corresponding Transferring Retirement Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the corresponding Transferring Retirement Fund.

                  2.3. LIABILITIES. Each Transferring Fund will endeavor to
                       discharge all of its known liabilities and obligations attributable to its Retirement Shares prior to the Closing Date to the extent reasonably practicable.

                  2.4. DELIVERY OF RETIREMENT ASSETS. Each Transferring
                       Retirement Fund shall deliver the Retirement Assets at the closing provided for in paragraph 4.1 (the "Closing") to the custodian for the corresponding Acquiring Fund (each, a "Custodian"), for the account of the corresponding Acquiring Fund, all securities not in bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the corresponding Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the corresponding Acquiring Fund.

                  2.5. SUBSEQUENT DIVIDENDS OR INTEREST PAYMENTS. Each
                       Transferring Fund will pay or cause to be paid to the corresponding Acquiring Fund any dividends or interest received on or after the Closing Date with respect to any of the Retirement Assets. The Transferring Fund will transfer to the corresponding Acquiring Fund any distributions, rights or other assets received by the Transferring Fund on or after the Closing Date as distributions on or with respect to any of the Retirement Assets. Such assets shall be deemed included in the Retirement Assets and shall not be separately valued.

                  2.6. DISTRIBUTION OF ACQUIRING FUND SHARES. As soon after the
                       Closing as is conveniently possible, the Transferring Retirement Fund will distribute in kind pro rata to the holders of record of the Retirement Shares of the Transferring Fund, determined as of the Valuation Time, in redemption of such Retirement Shares, the Acquiring Fund Shares received by the Transferring Retirement Fund pursuant to paragraph 2.2. Such distribution will be accomplished by the transfer agent of each Acquiring Fund transferring the Acquiring Fund Shares then credited to the account of the corresponding Transferring Retirement Fund on the books of the Acquiring Fund to open accounts on such books in the names of the holders of the Transferring Retirement Fund's shares and representing the respective pro rata number of the Acquiring Fund Shares due each such shareholder. All issued and outstanding Retirement Shares of each Transferring Retirement Fund will simultaneously be canceled on the books of the Transferring Retirement Fund.

                  2.7. TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the redeemed Retirement Shares on the books of the Transferring Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                  2.8. REPORTING RESPONSIBILITIES. Any reporting responsibility of the Transferring Fund is and shall remain the responsibility of the Transferring Fund after the Reorganization.

                  2.9. EXPENSES. Janus Capital Corporation shall bear all
                       expenses incurred in connection with the Agreement and the transactions contemplated herein.

               3. VALUATION

                  3.1. VALUATION OF THE RETIREMENT ASSETS. The value of the
                       Retirement Assets of each Transferring Fund shall be their values computed as of the close of the regular trading session on the New York Stock Exchange (normally 4:00 p.m., New York City time) on the Closing Date (the "Valuation Time") based on the Transferring Fund's valuation procedures set forth in the Transferring Fund's then-current Prospectus and Statement of Additional Information and the Transferring Fund's procedures under Rule 17a-7 under the 1940 Act. The aggregate net asset value of the Retirement Shares of each Transferring Fund, both full and fractional, issued and outstanding, shall be equal to (a) the number of Retirement Shares issued and outstanding at the Valuation Time, multiplied by (b) the net asset value per share of a Retirement Share computed as of the Valuation Time, based on the Transferring Fund's valuation procedures set forth in the Transferring Fund's then-current Prospectus and Statement of Additional Information and the Transferring Fund's procedures under Rule 17a-7 under the 1940 Act.

                  3.2. NET ASSET VALUES OF THE ACQUIRING FUNDS. The net asset value of a share of an Acquiring Fund as of the Valuation Time shall be the same as net asset value per share of the Retirement Shares of the corresponding Transferring Fund computed as of the Valuation Time in accordance with paragraph 3.1.

               4. CLOSING AND CLOSING DATE

                  4.1. CLOSING TIME AND PLACE. Subject to the provisions of
                       Section 8 of this Agreement, the Closing Date shall be August 1, 2000, or such other date as the parties may mutually agree. All acts taking place on the Closing Date, other than the acts called for by paragraph 1.3 hereof, shall be deemed to take place simultaneously as of the close of the regular trading session on the New York Stock Exchange on the Closing Date unless otherwise provided, notwithstanding that the Closing shall be held at 4:30 p.m., Mountain Time, on the Closing Date at the offices of Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado, 80206, or at such other time and/or place as the parties may mutually agree.

                  4.2. CUSTODIAN CERTIFICATE. Each Custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Retirement Assets for each Transferring Retirement Fund have been delivered in proper form to each Acquiring Fund for which the Custodian acts as custodian and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

                  4.3. DELAY IN VALUATION. If at the Valuation Time (a) the
                       trading market or markets for portfolio securities of any Transferring Retirement Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading in such market or markets shall be disrupted so that accurate appraisal of the value of the net assets of the Retirement Assets is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                  4.4. TRANSFER AGENT CERTIFICATES. The transfer agent for the
                       Old Trust shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the shareholders of each Transferring Retirement Fund and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The transfer agent for the New Trust shall issue and deliver to the Secretary of the Old Trust a confirmation, or other evidence satisfactory to the Old Trust, that the shares of each Acquiring Fund to be transferred to the corresponding Transferring Retirement Fund on the Closing Date have been credited to the Transferring Retirement Fund's account on the books of the Acquiring Fund.

                  4.5. OTHER DOCUMENTS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

               5. REPRESENTATIONS AND WARRANTIES

                  5.1. REPRESENTATIONS AND WARRANTIES OF THE OLD TRUST. The Old
                       Trust represents and warrants to the New Trust as follows:

                       a. STRUCTURE AND STANDING. The Old Trust is a business
                          trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out this Agreement.

                       b. SEC REGISTRATION. The Old Trust is registered under
                          the 1940 Act as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                       c. SERIES. Each Transferring Fund is a duly established
                          and designated series of the Old Trust. On or before the Closing Date, the Old Trust will designate each Transferring Retirement Fund as a duly established and designated series of the Old Trust.

                       d. PROSPECTUS. The current prospectus and statement of
                          additional information of the Retirement Shares of the Transferring Fund, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      e. TRUST INSTRUMENT. The Old Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Old Trust's Trust Instrument dated May 19, 1993, as amended (the "Trust Instrument"), or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Old Trust or any Transferring Fund is a party or by which it is bound.

                      f. CONTRACTS. The Old Trust has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to any Transferring Fund's Retirement Shares on or prior to the Closing Date.

                      g. LITIGATION. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge is threatened against the Old Trust with respect to its Transferring Funds or any of their properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Old Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                      h. FINANCIAL STATEMENTS. The Statements of Assets and Liabilities of each Transferring Fund for the fiscal years ended December 31, 1997, 1998 and 1999, have been audited by PricewaterhouseCoopers, LLP, independent auditors, or its predecessors; such financial statements are in accordance with generally accepted accounting principles, consistently applied; such statements (copies of which have been furnished to the New Trust) fairly reflect the financial condition of the Transferring Funds as of such dates; and there are no known contingent liabilities of the Transferring Funds as of such dates not disclosed therein.

                      i. NO MATERIAL CHANGES. Since December 31, 1999, there
                         has not been any material adverse change in the Transferring Funds' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business nor any incurrence by any Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred.

                      j. TAX RETURNS. At the Closing Date, all Federal and
                         other tax returns and reports of the Transferring Funds required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof; and to the best of the Old Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

                      k. RIC STATUS. For each taxable year of the Transferring
                         Funds ended on or prior to the Closing Date, they have met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, and will continue to meet all such requirements for the taxable year that includes the Closing Date.

                      l. SHARES. All issued and outstanding shares of each
                         Transferring Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund, except to the extent that under Delaware law shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations. All of the issued and outstanding shares of the Transferring Retirement Funds, at the Valuation Time, will be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.4. The Transferring Retirement Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of any Transferring Retirement Fund, nor is there outstanding any security convertible into any share of any of the Transferring Retirement Funds, except such as are contemplated herein.

                      m. AUTHORITY TO TRANSFER RETIREMENT ASSETS. On the Closing
                         Date, each Transferring Retirement Fund will have full right, power and authority to sell, assign, transfer and deliver the Retirement Assets.

                      n. AUTHORIZATION. The execution, delivery and performance
                         of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Old Trust's Board of Trustees; and, subject to the approval of the shareholders of the Retirement Shares of each Transferring Fund and assuming due execution and delivery hereof by the New Trust, this Agreement will constitute the valid and legally binding obligation of the Old Trust on behalf of its series, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      o. PROXY STATEMENT. The proxy statement and referred to in paragraph 6.3 hereof (the "Proxy Statement") (other than information that relates to or has been furnished by the New Trust) will, on the mailing date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                 5.2. REPRESENTATIONS AND WARRANTIES OF THE NEW TRUST. The New
                      Trust represents and warrants to the Old Trust as follows:

                      a. STRUCTURE AND STANDING. The New Trust is a business
                         trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own its properties and assets and to carry out this Agreement.

                      b. SEC REGISTRATION. On the Closing Date, the New Trust
                         will be registered under the 1940 Act as an open-end, non-diversified, management investment company, and such registration will not been revoked or rescinded and will be in full force and effect.

                      c. PROSPECTUS. The New Trust prospectus and statement of
                         additional information that is or will be included in its registration statement will, at the time the registration statement becomes effective, conform in all material respects to the applicable requirements of the 1933 Act, the 1940 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      d. TRUST INSTRUMENT. The New Trust is not, and the
                         execution, delivery and performance of this Agreement will not result, in material violation of its Trust Instrument or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound.

                      e. LITIGATION. No litigation or administrative proceeding
                         or investigation of or before any court or governmental body is currently pending or to its knowledge is threatened against the New Trust or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The New Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                      f. SHARES. All shares of the New Trust issued in
                         connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the New Trust, except to the extent that under Delaware law shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations. The New Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the New Trust, nor is there outstanding any security convertible into any shares of the New Trust, except such as are contemplated herein.

                      g. AUTHORIZATION. The execution, delivery and performance
                         of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the New Trust's Board of Trustees; and, assuming due execution and delivery hereof by the Old Trust, this Agreement will constitute the valid and legally binding obligation of the New Trust on behalf of the Acquiring Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      h. PROXY STATEMENT. The Proxy Statement (only insofar as
                         it relates to the New Trust and is based on information furnished by the New Trust) will, on the mailing date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

               6. COVENANTS OF THE OLD TRUST AND THE NEW TRUST

                  6.1. ORDINARY COURSE. The Old Trust will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions in the ordinary course and on the Closing Date.

                  6.2. SHAREHOLDER MEETING. The Old Trust shall call a meeting of its Retirement Shares shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                  6.3. PROXY STATEMENT. The Old Trust and the New Trust shall cooperate in the provision of all information reasonably necessary for the preparation, filing and mailing of the proxy statement in connection with the meeting of the Retirement Share shareholders to consider approval of this Agreement and the transactions contemplated herein (the "Proxy Statement").

                  6.4. APPROVALS. The New Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                  6.5. ADDITIONAL ACTIONS. Subject to the provisions of this
                       Agreement, the Old Trust and the New Trust will each take, or cause to be taken, all action and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

               7. CONDITIONS PRECEDENT

                  7.1. CONDITIONS PRECEDENT TO OBLIGATION OF THE NEW TRUST. The
                       obligations of the New Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Old Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                       a. REPRESENTATION AND WARRANTIES. All representations and
                          warranties of the Old Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing with the same force and effect as if made on the Closing Date and as of the Closing.

                       b. CERTIFICATES. The Old Trust shall have delivered to
                          the New Trust at the Closing a certificate executed in its name by its President and a Vice President, in form and substance reasonably satisfactory to the New Trust, to the effect that the representations and warranties of the Old Trust made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the New Trust shall reasonably request.

                 7.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE OLD TRUST. The
                      obligations of the Old Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the New Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      a. REPRESENTATIONS AND WARRANTIES. All representations
                         and warranties of the New Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing with the same force and effect as if made on the Closing Date and as of the Closing.

                      b. CERTIFICATE. The New Trust shall have delivered to the
                         Old Trust at the Closing a certificate executed in its name by its President and a Vice President, in form and substance reasonably satisfactory to the Old Trust, to the effect that the representations and warranties of the New Trust made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Old Trust shall reasonably request.

                 7.3. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE OLD
                      TRUST AND THE NEW TRUST. If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Old Trust or the New Trust, the other party to this Agreement, at its option, shall not be required to consummate the transactions contemplated herein.

                      a. SHAREHOLDER APPROVAL. This Agreement and the
                         transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Retirement Shares of each of the Transferring Funds in accordance with the provisions of the Trust Instrument and the 1940 Act. If the shareholders of Retirement Shares class of some but not all of the Transferring Funds approve this Agreement and the transactions contemplated herein, the Board of Trustees of the Old Trust or of the New Trust may terminate this Agreement pursuant to Section 8 or may determine to proceed with the Agreement and the transactions with respect to the Transferring Funds for which a necessary shareholder approval was obtained.

                      b. LITIGATION. On the Closing Date, no action, suit or
                         other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                      c. CONSENTS AND APPROVALS. All consents of other parties
                         and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Old Trust or the New Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Old Trust or the New Trust.

                      d. DISTRIBUTION. The Transferring Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to the Transferring Fund's shareholders all of its investment company taxable income, and net interest income excludable from gross income under
                         Section 103(a) of the Code, for all its taxable years ended on or prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and any net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

                       e. TAX RULING OR OPINION. The Old Trust has received
                          either an Internal Revenue Service private letter ruling or an opinion from Shea & Gardner regarding the tax effects of the Reorganization and the Old Trust has taken any actions contemplated, recommended or required by the private letter ruling or opinion.

               8. TERMINATION OF AGREEMENT

                  8.1. TERMINATION. This Agreement and the transactions
                       contemplated herein may be terminated and abandoned by resolution of the Board of Trustees of the Old Trust or of the New Trust, as the case may be, at any time at or prior to the Closing Date (notwithstanding any vote of shareholders) if: (a) circumstances should develop that, in the opinion of either such Board, make proceeding with this Agreement inadvisable; (b) a material breach by the other party of any representation, warranty, or agreement contained therein has occurred; or (c) a condition to the obligation of the terminating party cannot reasonably be met.

                  8.2. EFFECT OF TERMINATION. If this Agreement is terminated and the Reorganization is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of either party hereto or the Trustees, officers or shareholders of the Old Trust or of the New Trust, as the case may be, in respect of this Agreement. If this Agreement is terminated or the exchange contemplated herein is abandoned, Janus Capital Corporation shall bear all expenses incurred in connection with this Agreement and the transactions contemplated herein up to the time of such termination or abandonment.

               9. MISCELLANEOUS

                  9.1. WAIVER. At any time prior to the Closing Date, any of the conditions set forth in Section 7 may be waived by the Board of Trustees of the Old Trust or of the New Trust, as the case may be, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Old Trust or of the New Trust as the case may be.

                 9.2. CAPTIONS. The captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                 9.3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the
                      representations and warranties included or provided for herein shall survive consummation of the Reorganization.

                 9.4. ENTIRE AGREEMENT. This Agreement contains the entire
                      agreement and understanding between the parties with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                 9.5. AUTHORIZATIONS. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by a Transferring Fund or a Transferring Retirement Fund are made and shall be taken or undertaken by the Old Trust on behalf of the Transferring Fund or the Transferring Retirement Fund. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by an Acquiring Fund are made and shall be taken or undertaken by the New Trust on behalf of the Acquiring Fund.

                 9.6. TRUST DISCLOSURE. Copies of the Trust Instruments of the
                      Old Trust and the New Trust are on file with the Secretary of the State of Delaware. This Agreement is executed by the undersigned officers on behalf of the Old Trust and the New Trust, respectively, and not on behalf of such officers or the Trustees of either the Old Trust or the New Trust as individuals. The respective obligations of the Old Trust and the New Trust under this Agreement are not binding upon any of their respective Trustees, officers, shareholders or partners individually.

                 9.7. CHOICE OF LAW. This Agreement shall be governed and
                      construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws.

                 9.8. COUNTERPARTS. This Agreement may be executed in
                      counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                 9.9. ASSIGNMENT. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

               IN WITNESS WHEREOF, the Old Trust, on behalf of the Transferring Funds, and the New Trust, on behalf of the Acquiring Funds have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                    JANUS ASPEN SERIES on behalf of Growth Portfolio, Aggressive Growth Portfolio, Capital Appreciation Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth and Income Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Flexible Income Portfolio, and Money Market Portfolio.

               ATTEST:                          By:

               ------------------------------      -----------------------------
               Secretary                           Vice President

                         JANUS ADVISER SERIES on behalf of Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Balanced Fund, Janus Adviser Equity Income Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, Janus Adviser Flexible Income Fund, and Janus Adviser Money Market Fund.

               ATTEST:                          By:

               ------------------------------      -----------------------------
               Secretary                           Vice President

EXHIBIT A TO AGREEMENT AND PLAN OF
REORGANIZATION
--------------------------------------------------------------------------------

                             CORRESPONDING TRANSFERRING
TRANSFERRING FUND                  RETIREMENT FUND         CORRESPONDING ACQUIRING FUND
-----------------            ---------------------------   ----------------------------
Janus Aspen Series Growth    Janus Aspen Series Growth     Janus Adviser Growth Fund
  Portfolio                    Retirement Portfolio
Janus Aspen Series           Janus Aspen Series            Janus Adviser Aggressive
  Aggressive Growth            Aggressive Growth             Growth Fund
  Portfolio                    Retirement Portfolio
Janus Aspen Series Capital   Janus Aspen Series Capital    Janus Adviser Capital
  Appreciation Portfolio       Appreciation Retirement       Appreciation Fund
                               Portfolio
Janus Aspen Series Balanced  Janus Aspen Series Balanced   Janus Adviser Balanced Fund
  Portfolio                    Retirement Portfolio
Janus Aspen Series Equity    Janus Aspen Series Equity     Janus Adviser Equity Income
  Income Portfolio             Income Retirement             Fund
                               Portfolio
Janus Aspen Series Growth    Janus Aspen Series Growth     Janus Adviser Growth and
  and Income Portfolio         and Income Retirement         Income Fund
                               Portfolio
Janus Aspen Series           Janus Aspen Series            Janus Adviser International
  International Growth         International Growth          Fund
  Portfolio                    Retirement Portfolio
Janus Aspen Series           Janus Aspen Series            Janus Adviser Worldwide Fund
  Worldwide Growth             Worldwide Growth
  Portfolio                    Retirement Portfolio
Janus Aspen Series Flexible  Janus Aspen Series Flexible   Janus Adviser Flexible
  Income Portfolio             Income Retirement             Income Fund
                               Portfolio
Janus Aspen Series Money     Janus Aspen Series Money      Janus Adviser Money Market
  Market Portfolio             Market Retirement             Fund
                               Portfolio

                      This page intentionally left blank.

                      This page intentionally left blank.

               [JANUS LOGO]

                               100 Fillmore Street
                               Denver, Colorado 80206-4928
                               www.janus.com

               The 1999 Annual Report to Shareholders for Janus Aspen Series Retirement Shares is incorporated by reference into this document (which means it is legally part of this document).

 o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING o

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL.

                    PLEASE VOTE BY FILLING IN THE BOX BELOW.


                                                                                   FOR       AGAINST       ABSTAIN

1. To approve a reorganization that would transfer assets relating to the          [ ]         [ ]            [ ]
   Retirement Shares class of the Portfolio, to a corresponding fund of
   Janus Adviser Series.

2. To transact such other business as may properly come before the Meeting.

If you sign, date and return this Proxy but do not fill in a box above, we will vote your shares "FOR" the Proposal.

Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed proxy card in the accompanying postage-paid envelope. To avoid unnecessary delay, we ask your cooperation in mailing the proxy promptly.

                                                                    801, 802, 803, 804, 805, 807, 808, 810, 811, 812

         JANUS ASPEN SERIES


         o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING o

                                            THIS PROXY IS BEING SOLICITED BY THE
                                                  TRUSTEES OF JANUS ASPEN SERIES

The undersigned hereby appoints Steven R. Goodbarn and Kelley Abbott Howes, or any or all of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Retirement Shares Class to be held at 3773 Cherry Creek North Drive, Denver, Colorado 80209 on July 20, 2000 at 10:00 a.m. Mountain Time, and at any adjournments. This Proxy shall be voted on the Proposal described in the accompanying Proxy Statement as specified below. As to any other matter that comes before the meeting, the persons appointed above will vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.


                  Note: Please sign exactly as your name appears on this Proxy. If you are signing this Proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.

                  -------------------------------------------------------------

                  -------------------------------------------------------------
                  Signature(s)

                  Dated:
                        --------------------
                            801, 802, 803, 804, 805, 807, 808, 810, 811, 812